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                                                                    EXHIBIT 24.4

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS: That the undersigned hereby constitutes and appoints Stig Johansson, Joachim W. Bauer, Kees van Ophem, Neil
E. Craven, Eugene A. Rizzo and Terje Nordahl and each of them (with full power to act alone) the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in the name and on behalf of the undersigned, to execute any and all instruments and documents, and to do any and all other acts and things, that any such attorney-in-fact and agent may deem necessary or advisable, in compliance with the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Securities Act of shares of capital of Carrier 1 International S.A. (the "Shares") pursuant to a registration statement (the "Registration Statement") to be filed with the Commission relating to the offering from time to time to the public by beneficial holders of Dollar Warrants and Euro Warrants of Carrier 1 International S.A. and by any other person named in such Registration Statement of Shares (and any depositary receipts in respect thereof); including specifically, but without limiting the generality of the foregoing, the power and authority to execute, for and in the name and on behalf of the undersigned in any and all capacities, the Registration Statement, and any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments and any subsequent registration statements pursuant to Rule 462(b) under the Securities
Act) to such Registration Statement, and any and all other instruments or documents filed as a part of, or in connection with, such Registration Statement and supplements and amendments thereto (including, without limitation, if necessary, a registration statement under the Securities Act of depositary shares represented by American depositary receipts to be filed on Form F-6); and the undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 2nd day of August, 2000.

                                            /s/ Mark A. Pelson
                                            ----------------------------------
                                            Name: Mark A. Pelson